Exhibit 99.1
                                  ------------



                        AVALON DIGITAL MARKETING SYSTEMS

                                  Balance Sheet

                            As of September 30, 2004



                ASSETS

Current Assets:
  Cash (from Form 2-B, line 5)                    $     (8,854)
  Accounts Receivable (from Form 2-E)                   17,050
  Receivable from Officers, Employees, Affiliates            -
  Inventory                                                  -
  Other Current Assets:
    Contract, AR                                             -
    Retainage                                           37,663
    Prepaid and Other                                   36,650
                                                  ------------
        Total Current Assets                                       $     82,509
                                                                   ------------

Fixed Assets:
  Land                                                       -
  Building                                                   -
  Equipment, Furniture and Fixtures                  1,218,937
                                                  ------------

        Total Fixed Assets                           1,218,937
                                                  ------------
  Less:  Accumulated Depreciation                   (1,002,771)

        Net Fixed Assets                                                216,166
                                                                   ------------

Other Long Term Assets:
  License                                                6,000
  Deposit                                                1,250
                                                  ------------
        TOTAL ASSETS                                                    305,925
                                                                   ------------

                LIABILITIES

Post Petition Liabilities:
  Accounts Payable (from Form 2-E)                     291,445
  Notes Payable                                              -
  Rents and Leases Payable                                   -
  Taxes Payable (from Form 2-E)                         19,919
  Accrued interest                                           -
  Other:
    Accrued Expense                                    299,528
                                                  ------------

        Total Post Petition Liabilities                            $    610,892
                                                                   ------------

Pre-Petition Liabilities:
  Priority Claims                                      160,989
  Secured Debt                                         191,259
  Unsecured Debt                                     9,057,060
                                                  ------------
        Total Pre-Petition Liabilities                                9,409,308
                                                                   ------------

        TOTAL LIABILITIES                                          $ 10,020,200
                                                                   ------------

                OWNERS' EQUITY

Capital Stock or Owner's Investment               $      8,714
Paid-In Capital                                     28,051,203
Retained Earnings:
  Pre Petition                                     (36,880,111)
  Post Petition                                       (894,081)
                                                  ------------

        TOTAL OWNERS' EQUITY                                       $  9,714,275
                                                                   ------------

        TOTAL LIABILITIES AND OWNERS' EQUITY                       $    305,925
                                                                   ------------

                        AVALON DIGITAL MARKETING SYSTEMS

                            Profit and Loss Statement

                  For Period September 1 to September 30, 2004


Gross Operating Revenue                           $    117,867
Less:  Discounts, Returns and Allowances                     -
                                                  ------------

        Net Operating Revenue                                      $    117,867

Cost of Goods Sold                                                        6,280
                                                                   ------------

        Gross Profit                                                    111,587
                                                                   ------------

Operating Expenses
  Salaries and Wages                                    80,063
  Rents and Leases                                       6,843
  Payroll Taxes (Employer)                               6,884
  Other:
    Health Insurance                                     8,234
    Fees/Licenses                                          770
    G & A                                               10,802
                                                  ------------

        Total Operating Expenses                                        113,596

        Operating Income (Loss)                                          (2,009)
                                                                   ------------

Legal and Professional Fees                                               8,266
Depreciation, Depletion and Amortization                                 25,788
Interest Expense                                                              -
                                                                   ------------

        Net Operating Income (Loss)                                     (36,063)
                                                                   ------------

Non-Operating Income and Expenses
  Other Non-Operating (Expenses)                        (1,425)
  Gains (Losses) on Sale of Assets                           -
  Interest Income                                            -
  Other Non-Operating Income                                 -
                                                  ------------

        Net Non-Operating Income or (Expenses)                           (1,425)
                                                                   ------------


        Net Income (Loss) Before Income Taxes                           (37,488)
                                                                   ------------

Federal and State Income Tax Expense (Benefit)                                -
                                                                   ------------

        NET INCOME (LOSS)                                          $    (37,488)
                                                                   ------------



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